                                    UNITED STATES
                           SECURITY AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) September 29, 1999




                                 SARA LEE CORPORATION
                   ------------------------------------------------
                  (Exact name of registrant as specified in charter)


          MARYLAND                   1-3344                 36-2089049
 ---------------------------     ---------------       ---------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)            File Number)        Identification Number)



    Suite 4600, Three First National Plaza, Chicago, Illinois   60602-4260
    ----------------------------------------------------------  ----------
    (Address of principal executive offices)                    (Zip Code)


          Registrant's telephone number, including area code:  312/726-2600
                                                              -------------






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ITEM 5.  OTHER EVENTS


    On September 29, 1999, Sara Lee Corporation issued the following press release:

SARA LEE CORPORATION EXPECTS FIRST QUARTER EARNINGS
TO EXCEED ANALYST ESTIMATES

COMPANY CITES BETTER-THAN-EXPECTED PERFORMANCE IN
NON-FOOD BUSINESSES, PARTICULARLY BRANDED APPAREL

CHICAGO (September 29, 1999) -- Sara Lee Corporation today announced that its results for the first quarter of fiscal 2000, ended September 30, are expected to generate earnings per share growth in excess of analysts' projections. Citing a First Call analyst consensus estimate of $0.26 per share for the first quarter, Sara Lee said that it expects to report earnings per share of $0.28 for that period, a 12% increase over last year's first-quarter results.

"We are pleased to note profit performance that is meeting or exceeding internal expectations across all of our lines of business," said John H. Bryan, chairman and chief executive officer of Sara Lee Corporation. "Our non-food businesses in particular have shown exceptional growth during the quarter.

"Unit volumes for Sara Lee's Branded Apparel businesses are continuing the strong trends noted in last year's fourth quarter, with Underwear and Intimate Apparel contributing significantly to these results," added Bryan. "Unit volumes in our Household and Body Care line of business are also exceeding expectations.

"These first quarter results increase our confidence that Sara Lee will produce double-digit earnings per share gains in fiscal 2000," Bryan noted.

                                    - more -

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Sara Lee Corporation Expects First Quarter
Earnings to Exceed Analyst Estimates/Page 2

According to Bryan, new Underwear products marketed under the HANES, HANES HER WAY, CHAMPION and POLO RALPH LAUREN brand names were complemented by strong growth in Sara Lee's Intimate Apparel businesses. New seamless bras and panties marketed under the BARELYTHERE brand have enjoyed continued strong sales growth since being introduced in fiscal 1996.

Unit volume growth in Sara Lee's Household and Body Care line of business is also anticipated to exceed expectations for the quarter, driven by double-digit growth in innovative air fresheners marketed under the AMBI-PUR name, as well as bath and shower products in many markets in Europe.

Sara Lee will host a previously scheduled meeting for financial analysts in New York on Thursday, September 30. Media and investors may listen to a recording of this meeting beginning at 1:00 p.m. CDT, by calling toll-free 1-800-938-0928. International callers may listen to the recording by calling 1-402-220-0381.

Sara Lee Corporation's first quarter earnings announcement will be issued at 8:00 a.m. CDT on Wednesday, October 27. The news release is available via Sara Lee Corporation's web site, www.saralee.com. Investors may obtain a fax of the news release by calling 1-800-654-SARA.

Sara Lee Corporation is a global consumer packaged goods company with more than $20 billion in annual revenues. Its leading brands include SARA LEE, DOUWE EGBERTS, HILLSHIRE FARM, HANES, COACH, and PLAYTEX.

                                       #  #  #

Forward-looking statements: This news release contains certain forward-looking statements concerning Sara Lee's operations, economic performance and financial condition. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, the corporation wishes to caution readers not to place undue reliance on any forward-looking statements. We have provided additional information in our Form 10-K for fiscal year 1999, which readers are encouraged to review, concerning factors that could cause actual results to differ materially from those in the forward looking statements.


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                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SARA LEE CORPORATION
                                            --------------------
                                                (Registrant)


September 29, 1999                           By:  /s/ Wayne R. Szypulski
                                                ---------------------------
                                                Wayne R. Szypulski
                                                Vice President - Controller